      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 20, 2000
                                                      Registration No. 333-84951
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ----------------------------
                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          ----------------------------

                                 POWERTEL, INC.
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                                            58-1944750
      (State or Other                                     (I.R.S. Employer
      Jurisdiction of                                      Identification
     Incorporation or                                         Number)
       Organization)


                             1239 O.G. SKINNER DRIVE
                            WEST POINT, GEORGIA 31833
                                 (706) 645-2000
                           (706) 645-9523 (FACSIMILE)
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)
                          ----------------------------

                                 JILL F. DORSEY
                         VICE PRESIDENT/GENERAL COUNSEL
                                 POWERTEL, INC.
                             1239 O.G. SKINNER DRIVE
                            WEST POINT, GEORGIA 31833
                                 (706) 645-2000
                           (706) 645-9523 (FACSIMILE)
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                              of Agent for Service)
                          ----------------------------

                                    Copy to:

                              James Walker IV, Esq.
                            Terresa R. Tarpley, Esq.
                         Morris, Manning & Martin, LLP.
                          1600 Atlanta Financial Center
                            3343 Peachtree Road, N.E.
                             Atlanta, Georgia 30326
                                 (404) 233-7000
                           (404) 365-9532 (facsimile)
                          ----------------------------

         Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.
         If the only securities being registered on this form are being offered pursuant to dividend interest reinvestment plans, please check the following box. [ ]
         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]
         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ___________________
         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ___________________
         If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]


================================================================================

         Powertel, Inc. hereby amends this Registration Statement to withdraw from registration, and to deregister, 742,406 shares of common stock of Powertel, Inc. that were previously registered pursuant to this Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, Powertel, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Point, State of Georgia, on this 19th day of June, 2000.

                              POWERTEL, INC.


                              By:      /s/ Allen E. Smith
                                       -------------------------------------
                                       Allen E. Smith
                                       President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities listed below and on the 19th day of June, 2000.


Signatures                                                      Title
----------                                                      -----
 *                                                              Chairman of the Board of Directors
-----------------------------------------------------
              Campbell B. Lanier, III


 /s/ Allen E. Smith                                             Chief Executive Officer, President
-----------------------------------------------------              and Director
                  Allen E. Smith                                   (Principal Executive Officer)



 *                                                              Chief Financial Officer and
-----------------------------------------------------              Executive Vice President
                 Fred G. Astor, Jr.                                (Principal Financial and
                                                                   Accounting Officer)



 *                                                                 Director
-----------------------------------------------------
                  Donald W. Burton


 *                                                                 Director
-----------------------------------------------------
                  O. Gene Gabbard


 *                                                                 Director
-----------------------------------------------------
                    Ann Milligan


 *                                                                 Director
-----------------------------------------------------
               William H. Scott, III


 *                                                                 Director
-----------------------------------------------------
                William B. Timmerman


 *                                                                 Director
-----------------------------------------------------
                  Donald W. Weber


*By  /s/ Allen E. Smith
   --------------------------------------------------
                   Allen E. Smith
                  Attorney-in-Fact